ETF OPPORTUNITIES TRUST

LAFFER | TENGLER EQUITY INCOME ETF (TGLR)

(the “Fund”)

Supplement dated October 3, 2023
to the Prospectus dated July 31, 2023

The first sentence in the second paragraph under the section titled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” of the Prospectus is hereby deleted and replaced with the following information:

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund.

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This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-833-759-6110.